UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 20, 2026

BIMERGEN ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-27407	93-3419812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

895 Dove Street. Suite 300 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(855) 946-0154

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BESS	NYSE American LLC
Common Stock Purchase Warrants	BESSWS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Underwritten Public Offering

On February 20, 2026, Bimergen Energy Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) between the Company and ThinkEquity LLC (the “Underwriter”), relating to the Company’s underwritten public offering (the “Offering”) of 3,100,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pre-funded warrants to purchase up to 300,000 shares of Common Stock (the “Pre-Funded Warrants”), and accompanying warrants (the “Warrants”) to purchase 3,400,000 shares of Common Stock. The Warrants are exercisable immediately at an exercise price of $5.00 per share of Common Stock and expire in five years. The Pre-Funded Warrants are exercisable immediately at an exercise price of $0.0001 per share of Common Stock and will not expire. The Offering was made pursuant to the Company’s registration statement on Form S-1 (File No. 333-280668), previously filed with Securities Exchange Commission (the “Commission”) and subsequently declared effective by the Commission on January 29, 2026 and the Company’s registration statement on Form S-1 MEF (File No. 333-293610), filed by the Company with the Commission on February 20, 2026 and automatically effective on such date. A final prospectus relating to the offering was filed with the Commission on February 20, 2026.

Pursuant to the Underwriting Agreement, the public offering price was $4.00 per Share and Warrant combined, and the Underwriter purchased the Shares and Warrants at a 7.5% discount to the public offering price. The Company granted the Underwriter the option to purchase, within 45 days from the date of the Underwriting Agreement, an additional 200,000 shares of Common Stock at $4.00 and /or Pre-Funded Warrants at $3.999, the same price per share as the Shares and Pre-Funded Warrants, respectively, and/or an additional 200,000 Warrants (the “Over-Allotment Option”), of which the Underwriter exercised a partial option on February 23, 2026 to purchase all 200,000 Warrants in the Over-Allotment Option.

The Underwriting Agreement includes customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement and related “lock-up” agreements, the Company, each director and executive officer of the Company and certain significant stockholders of the Company have agreed not to sell, transfer or otherwise dispose of securities of the Company, without the prior written consent of the Underwriter, for a 180-day period, subject to certain limitations therein.

The Underwriter acted as sole book-running manager for the Offering and in addition to underwriting discounts and commissions, non-accountable expenses and expense reimbursement of approximately $1,323,517. The Underwriter also received warrants to purchase shares of Common Stock equal to 5% of the aggregate number of shares of Common Stock sold in the Offering (the “Underwriter’s Warrants”). The Underwriters’ Warrants will be exercisable for a period commencing 180 days following the closing of the offering and ending on the fifth anniversary of the closing date at an exercise price equal to $5.00 per share, or 125.0% of the offering price of the common stock.

On February 23, 2026, the Offering closed resulting in the Company selling a total of 3,100,000 shares of Common Stock, 300,000 Pre-Funded Warrants, and 3,600,000 Warrants sold including the partial exercise of the Underwriter’s over-allotment option for 200,00 Warrants, for gross proceeds of approximately $13.6 million, before deducting underwriting discounts, commissions, and other estimated offering expenses. The Company intends to use the net proceeds of this Offering to provide funding for BESS project asset development, development of BESS projects, and working capital, as set forth in the prospectus.

The Warrants were issued pursuant to a Warrant Agency Agreement entered into by and between the Company and VStock Transfer, LLC, as warrant agent.

The Underwriting Agreement is included as an exhibit to this Current Report on Form 8-K to provide investors and security holders with information regarding its terms. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the form of Pre-Funded Warrant and form of Underwriter Warrant are filed as Exhibit 4.2 and 4.3, respectively, to this Form 8-K and is incorporated herein by reference. A copy of the Warrant Agent Agreement is filed as Exhibit 4.4 to this Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On February 20, 2026, and February 23, 2026, the Company issued press releases announcing the pricing of the Offering and the closing of the Offering, respectively. In connection with the pricing of the Offering, the Company’s Common Stock and Warrants were listed for trading on The New York Stock Exchange American under the symbols “BESS” and “BESSWS,” respectively, beginning at the opening of trading hours on February 20, 2026. Copies of the press releases are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information disclosed under this Item 8.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements And Exhibits

(a) Exhibits

Number	Description
1.1	Underwriting Agreement between the Company and ThinkEquity LLC dated February 20, 2026
4.1	Form of Pre-Funded Warrant
4.2	Form of Underwriter Warrant (Incorporated by reference to Exhibit B to Exhibit 1.1 to the Company’s Registration Statement on Form S-1, as amended, originally filed on July 3, 2024)
4.3	Warrant Agent Agreement between the Company and VStock Transfer, LLC Form of Pre-Funded Warrant
5.1	Opinion of Lucosky Brookman LLP
99.1	Press Release dated February 20, 2026
99.2	Press Release dated February 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIMERGEN ENERGY CORPORATION

Date: February 25, 2026	By:	/s/ Robert J. Brilon
	Name:	Robert J. Brilon
	Title:	Co-Chief Executive Officer and Chief Financial Officer